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                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF
                         TITLE 18, UNITED STATES CODE)


         Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Insignia Financial Group, Inc., a Delaware corporation (the "Company"), does hereby certify, to the best of such officer's knowledge, information and belief, that:

         The Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 (the "Form 10-Q") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  August 14, 2002                     /s/ Andrew L. Farkas
                                            -------------------------------
                                            Andrew L. Farkas
                                            Chief Executive Officer


Dated: August 14, 2002                      /s/ James A. Aston
                                            -------------------------------
                                            James A. Aston
                                            Chief Financial Officer